UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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☐	Soliciting Material under Rule 14a-12

Hudson City Bancorp, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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To:	ESOP Participants

From:	Veronica A. Olszewski, SVP, Treasurer and Corporate Secretary

Re:	ESOP Proxy Voting

Date:	April 8, 2011
This is a reminder that the voting instruction deadline date for shares in your Employee Stock Ownership Plan (ESOP) is Thursday, April 14, 2011.
Also, this year was a little unusual and the voting instruction card mailed to you may not have been completely clear. One difference in the proxy this year from prior years is that there is one proposal submitted by a stockholder (Proposal # 6) that the Board does not support. Therefore, the Board has recommended a vote “AGAINST” Proposal 6.
We are providing this information to help participants give their voting instructions in the way they intend the shares in their ESOP accounts to be voted.
This email contains a copy of a “sample” completed ESOP voting instruction card which shows the Board’s recommendations.
Should you wish to amend voting instructions already submitted for shares in your ESOP account or have misplaced your original voting instruction card, you may request a new voting instruction card by contacting the Investor Relations Department at (201) 967-8290 or ext. 1439. Either the original or an amended voting instruction card can be filled out and faxed to GreatBanc Trust Company (ESOP Trustee) at 630-810-4501 Attn: Suzy Debartolo or Katy Warner.
Voting of ESOP shares is conducted by GreatBanc Trust Company, a third party, based on the instructions of ESOP participants. No one at Hudson City Bancorp, Inc. or Hudson City Savings Bank, including managers and members of the Boards of Directors, will have access to any participant’s voting instructions and all of these instructions are confidential.
As a group we are our largest shareholder and your voting instructions are important.
Thank you.

Sample Voting Instruction Card Noting Board of Director’s Recommendations HUDSON CITY BANCORP, INC. CONFIDENTIAL VOTING INSTRUCTIONS SOLICITED BY THE COMPENSATION COMMITTEE OF HUDSON CITY BANCORP, INC. FOR THE EMPLOYEE STOCK OWNERSHIP PLAN OF HUDSON CITY SAVINGS BANK The undersigned member, former member or beneficiary of a deceased former member in the Employee Stock Ownership Plan of Hudson City Savings Bank (“ESOP”) acting as a named fiduciary, hereby provides the voting instructions specified to the Trustee of the ESOP (the “Trustee”), which instructions shall be taken into account by the Trustee in voting, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock of Hudson City Bancorp, Inc. that are held by the Trustee, in its capacity as Trustee of the ESOP, as of March 1, 2011 at the Annual Meeting of Shareholders of Hudson City Bancorp, Inc. to be held on April 19, 2011 and at any adjournment or postponement thereof. As to the proposals listed on the reverse side, which are more particularly described in the Proxy Statement dated March 17, 2011, the Trustee will vote the common stock of Hudson City Bancorp, Inc. held by the ESOP Trust to reflect the voting instructions on this Confidential Voting Instructions card, in the manner described in the accompanying letter from the Compensation Committee dated March 17, 2011. (Continued on reverse side. Please complete, sign and date on the reverse side and promptly return in the enclosed postage-paid envelope).

Sample Voting Instruction Card Noting Board of Director’s Recommendations The Board of Directors of Hudson City Bancorp, Inc. recommends a vote “FOR” the Proposals in Items 1, 2, 3 and 4, in favor of the option marked “EVERY YEAR” for Proposal 5 and “AGAINST” Proposal 6. If this Confidential Voting Instructions card is signed but no direction is given, this voting instructions card will be deemed to instruct votes “FOR” the Proposals in Items 1, 2, 3 and 4, in favor of the option marked “EVERY YEAR” for Proposal 5 and “AGAINST” Proposal 6. The directions, if any, given in this Confidential Voting Instructions card will be kept confidential from all directors, officers and employees of Hudson City Bancorp, Inc. or of Hudson City Savings Bank. Please mark your instructions like this 1. Election of four Directors Nominees: FOR AGAINST ABSTAIN Election of three Directors for terms of three years each Ronald E. Hermance, Jr. William G. Bardel Scott A. Belair Election of one Director for term of two years Cornelius E. Golding 2. The ratification of the appointment of KPMG LLP as Hudson FOR AGAINST ABSTAIN City Bancorp’s independent registered public accounting firm for the fiscal year ending December 31, 2011. 3. The adoption of the Hudson City Bancorp, Inc. Amended and FOR AGAINST ABSTAIN Restated 2011 Stock Incentive Plan. 4. The approval of a non-binding advisory proposal on named FOR AGAINST ABSTAIN executive officer compensation. 5. The approval of a non-binding advisory proposal on the EVERY YEAR EVERY TWO EVERY THREE ABSTAIN YEARS YEARS frequency of future advisory votes on named executive office compensation. 6. Shareholder proposal regarding declassification of the Board FOR AGAINST ABSTAIN of Directors. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the Trustee. The Proposals listed above in this Confidential Voting Instructions card were proposed by Hudson City Bancorp, Inc. except for Proposal 6 which was proposed by an eligible shareholder. The undersigned hereby instructs the Trustee to vote in accordance with the voting instructions indicated above and hereby acknowledges receipt, prior to the execution of this Confidential Voting Instructions card, of a Voting Instructions Letter, a Notice of the Annual Meeting of Shareholders of Hudson City Bancorp, Inc., a Proxy Statement dated March 17, 2011 for the Annual Meeting to be held April 19, 2011 and a 2010 Annual Report to Shareholders. Please sign and date below and return promptly in the enclosed postage-paid envelope. Your Confidential Voting Instructions card must be received no later than April 14, 2011. Date Signature Signature of member, former member or designated beneficiary of deceased former member. Please sign name exactly as it appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

March 17, 2011
To:   All Employee Stock Ownership Plan (“ESOP”) Members
Re:    Annual Meeting of Shareholders to Be Held on April 19, 2011
Dear Members:
     As you know, Hudson City Savings Bank (the “Bank”) maintains the Employee Stock Ownership Plan (“ESOP”) for employees of the Bank. The ESOP holds shares of Hudson City Bancorp, Inc. (the “Company”) for the benefit of ESOP members. The shares in the ESOP are held by GreatBanc Trust Company as trustee (“ESOP Trustee”) of the ESOP. Shares purchased by the ESOP are being held by the ESOP Trustee to be allocated to ESOP members’ Share Investment Accounts over a period of years. The ESOP allows its members (including former members and beneficiaries) to have certain voting rights at the Company’s shareholder meetings.
     In connection with the Company’s Annual Meeting of Shareholders to be held on April 19, 2011, enclosed are the following documents:
1.	Confidential Voting Instructions card for the ESOP (white card);

2.	Proxy Statement dated March 17, 2011, including a Notice of the Annual Meeting of Shareholders; and

3.	2010 Annual Report to Shareholders.
     As a member of the ESOP, you have the right to direct the ESOP Trustee how to vote the shares allocated to your ESOP Share Investment Account as of March 1, 2011, the record date for the Annual Meeting (“Record Date”), on the proposals to be voted on by the Company’s shareholders. You have this right because the ESOP deems you to be a “named fiduciary” of the shares of the Company allocated to your account for voting purposes. As a named fiduciary, the law gives you the right to direct the ESOP Trustee how to vote the shares allocated to your Share Investment Account, and requires the ESOP Trustee to follow your directions except in limited circumstances. As a named fiduciary, you, and not the ESOP Trustee, will be responsible for the consequences of the voting directions that you give.
     Your rights as a member of the ESOP will vary depending on whether the matter being voted on is an “Anticipated Proposal” or an “Unanticipated Proposal.”

Anticipated Proposals.
     Each ESOP member has the right to specify how the ESOP Trustee should vote the shares allocated to his or her Share Investment Account as of the Record Date. In general, the ESOP Trustee will vote the shares allocated to your Share Investment Account by casting votes “FOR” or “AGAINST” (or for proposal 5, “EVERY YEAR”, “EVERY TWO YEARS” or “EVERY THREE YEARS”) as to each proposal as you specify on the Confidential Voting Instructions card accompanying this letter. For proposals 1 and 5, any shares for which you cast a vote for “ABSTAIN” will be treated as shares that are not are represented and will have no effect on the outcome of the vote; however, for proposals 2, 3, 4, and 6, those shares will be counted as shares represented and entitled to vote and will be treated as votes “AGAINST” the proposal. The number of shares allocated to your ESOP account is shown on the enclosed Confidential Voting Instructions card.
     The ESOP Trustee’s fiduciary duties require it to vote any shares for which it receives no voting instructions, as well as any shares not yet allocated to ESOP members’ Share Investment Accounts, in a manner determined to be prudent and solely in the interest of the members. If you do not direct the ESOP Trustee how to vote the shares allocated to your Share Investment Account, the ESOP Trustee will, to the extent consistent with its fiduciary duties, vote shares either “FOR” or “AGAINST” (or, for proposal 5, “EVERY YEAR,” “EVERY TWO YEARS” or “EVERY THREE YEARS”) each proposal in a manner calculated to most accurately reflect the instructions received from other members in the ESOP. The same is true of shares not yet allocated to anyone’s Share Investment Account. The ESOP Trustee will vote unallocated shares and allocated shares for which no instructions were received according to the proportion of instructions received “FOR” and “AGAINST” (or, for proposal 5, “EVERY YEAR,” “EVERY TWO YEARS” or “EVERY THREE YEARS”). The ESOP Trustee will not take into consideration those instructions received that are marked “ABSTAIN” in determining how to vote these shares.
Unanticipated Proposals.
     It is possible, although very unlikely, that proposals other than those specified on the Confidential Voting Instructions card will be presented for shareholder action at the Annual Meeting of Shareholders. If this should happen, the ESOP Trustee will vote upon such matters in its discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

* * * * *
     Your instruction is very important. You are encouraged to review the enclosed materials carefully and to complete, sign and date the enclosed Confidential Voting Instructions card or cards to signify your direction to the ESOP Trustee. You should then seal the completed card or cards in the enclosed envelope and return it directly to the ESOP Trustee using the postage-paid return envelope provided. The Confidential Voting Instructions card or cards must be received by the ESOP Trustee no later than April 14, 2011.
     Please note that the voting instructions of individual members are to be kept confidential by the ESOP Trustee, who has been instructed not to disclose them to anyone at the Bank or the Company. If you have any questions regarding your voting rights or the terms of the ESOP, please call Chris Nettleton at (201) 967-1900.

Very truly yours, The Compensation Committee

Enclosures

HUDSON CITY BANCORP, INC.
CONFIDENTIAL VOTING INSTRUCTIONS
SOLICITED BY THE COMPENSATION COMMITTEE
OF HUDSON CITY BANCORP, INC.
FOR THE EMPLOYEE STOCK OWNERSHIP PLAN OF HUDSON CITY SAVINGS BANK
     The undersigned member, former member or beneficiary of a deceased former member in the Employee Stock Ownership Plan of Hudson City Savings Bank (“ESOP”) acting as a named fiduciary, hereby provides the voting instructions specified to the Trustee of the ESOP (the “Trustee”), which instructions shall be taken into account by the Trustee in voting, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock of Hudson City Bancorp, Inc. that are held by the Trustee, in its capacity as Trustee of the ESOP, as of March 1, 2011 at the Annual Meeting of Shareholders of Hudson City Bancorp, Inc. to be held on April 19, 2011 and at any adjournment or postponement thereof.
     As to the proposals listed on the reverse side, which are more particularly described in the Proxy Statement dated March 17, 2011, the Trustee will vote the common stock of Hudson City Bancorp, Inc. held by the ESOP Trust to reflect the voting instructions on this Confidential Voting Instructions card, in the manner described in the accompanying letter from the Compensation Committee dated March 17, 2011.
     (Continued on reverse side. Please complete, sign and date on the reverse side and promptly return in the enclosed postage-paid envelope).

sample voting instruction card noting board of director’s recommendations hudson city bancorp, inc. confidential voting instructions solicited by the compensation committee of hudson city bancorp, inc. for the employee stock ownership plan of hudson city savings bank the undersigned member, former member or beneficiary of a deceased former member in the employee stock ownership plan of hudson city savings bank (“esop”) acting as a named fiduciary, hereby provides the voting instructions specified to the trustee of the esop (the “trustee”), which instructions shall be taken into account by the trustee in voting, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock of hudson city bancorp, inc. that are held by the trustee, in its capacity as trustee of the esop, as of march 1, 2011 at the annual meeting of shareholders of hudson city bancorp, inc. to be held on april 19, 2011 and at any adjournment or postponement thereof. As to the proposals listed on the reverse side, which are more particularly described in the Proxy Statement dated March 17, 2011, the Trustee will vote the common stock of Hudson City Bancorp, Inc. held by the ESOP Trust to reflect the voting instructions on this Confidential Voting Instructions card, in the manner described in the accompanying letter from the Compensation Committee dated March 17, 2011. (Continued on reverse side. Please complete, sign and date on the reverse side and promptly return in the enclosed postage-paid envelope).

March 17, 2011
To: All Profit Incentive Bonus Plan (“PIB Plan”) Members
Re: Annual Meeting of Shareholders to Be Held on April 19, 2011
Dear Members:
     As you know, the Profit Incentive Bonus Plan (“PIB Plan”) of Hudson City Savings Bank (the “Bank”) includes an investment alternative to purchase the stock of the Bank’s parent company, Hudson City Bancorp, Inc. (the “Company”), using funds from your PIB Plan account (the “Employer Stock Fund”). Fidelity Management Trust Company as trustee (“PIB Plan Trustee”) holds Company common stock in the Employer Stock Fund for the benefit of members who have chosen this investment.
     Because a portion of your PIB Plan account is invested in the Employer Stock Fund, enclosed are the following documents in connection with the Company’s Annual Meeting of Shareholders to be held on April 19, 2011:
1.	Confidential Voting Instructions card for the PIB Plan;

2.	Proxy Statement dated March 17, 2011, including a Notice of the Annual Meeting of Shareholders; and

3.	2010 Annual Report to Shareholders.
     You have the right to direct the PIB Plan Trustee how to vote the shares of Company common stock held by the PIB Plan and attributed to your account as of March 1, 2011, the record date for the Annual Meeting (“Record Date”), on the proposals to be voted on by the Company’s shareholders. You, and not the PIB Plan Trustee, will be responsible for the consequences of the voting directions that you give.
     The PIB Plan Trustee will vote the number of shares of Company common stock attributed to your account as you direct on each proposal specified on the Confidential Voting Instructions card. For purposes of the PIB Plan, if you do not return your Confidential Voting Instructions card for the PIB Plan to the PIB Plan Trustee by April 14, 2011, or if you return it unsigned or without marking instructions, the PIB Plan Trustee will not vote shares attributed to your account. The shares that are not voted will have no effect on the outcome of the vote for proposals 1, 2, 3, 4, 5 and 6. If you “ABSTAIN” as to a proposal, the PIB Plan Trustee will “ABSTAIN” as to the shares attributed to your interest in the Employer Stock Fund. For proposals 1 and 5 such shares will be treated as shares that are not represented and will have no effect on the outcome of the vote; however for proposals 2, 3, 4 and 6, those shares will be counted as shares represented and entitled to vote and will be treated as votes “AGAINST” the proposal.
* * * * *
     Your instruction is very important. You are encouraged to review the enclosed materials carefully and to complete, sign and date the enclosed Confidential Voting Instructions card or cards to signify your direction to the PIB Plan Trustee. You should then seal the completed card or cards in the enclosed envelope and return it directly to the PIB Plan Trustee using the postage-paid return envelope provided. The Confidential Voting Instructions card or cards must be received by the PIB Plan Trustee no later than April 14, 2011.
     Please note that the voting instructions of individual members are to be kept confidential by the PIB Plan Trustee, who has been instructed not to disclose them to anyone at the Bank or the Company. If you have any questions regarding your voting rights or the terms of the PIB Plan, please call Chris Nettleton at (201) 967-1900.

Very truly yours, The Compensation Committee

Enclosures

FIDELITY INVESTMENTS P.O. BOX 9112 FARMINGDALE, NY 11735 HUDSON CITY BANCORP, INC. ANNUAL MEETING OF SHAREHOLDERS — APRIL 19, 2011 THIS INSTRUCTION CARD IS SOLICITED BY FIDELITY MANAGEMENT TRUST COMPANY As a participant in the Profit Incentive Bonus Plan of Hudson City Savings Bank, you have the right to direct Fidelity Management Trust Company regarding how to vote the shares of Hudson City Bancorp, Inc. attributable to your account at the Annual Meeting of Shareholders to be held on April 19, 2011. Your voting directions will be tabulated confidentially. Only Fidelity and its affiliates or agents will have access to your individual voting direction. Unless otherwise required by law, the shares attributable to your account will be voted as directed. If no direction is made, the shares attributable to your account will not be voted, except for Proposal 5 which will be voted for “Every Year.” If the card is not signed or if the card is not received by April 14, 2011, the shares attributable to your account will not be voted. Date __________________ Signature (Sign in the Box) Please sign name exactly as it appears herein.

638 Hudson FL 11 Please fold and detach card at perforation before mailing Please fill in box(es) as shown using black or blue ink or number 2 pencil. 0X PLEASE DO NOT USE FINE POINT PENS. 1. The election of four directors, Nominees: FOR AGAINST ABSTAIN Election of three Directors for terms of three years each (1.1) Ronald E. Hermance, Jr. 0 0 0 (1.2) William G. Bardel 0 0 0 (1.3) Scott A. Belair 0 0 0 Election of one Director for term of two years (1.4) Cornelius E. Golding 0 0 0 2. The ratification of the appointment of KPMG LLP as Hudson City Bancorp’s independent registered 0 0 0 public accounting firm for the fiscal year ending December 31, 2011. 3. The adoption of the Hudson City Bancorp, Inc. Amended and Restated 2011 Stock Incentive Plan. 0 0 0 4. The approval of a non-binding advisory proposal on named executive officer compensation. 0 0 0 IF NO CHOICE IS SPECIFIED ON PROPOSAL 5, YOUR SHARES WILL BE VOTED FOR THE EVERY YEAR Every Every Every Year 2 Years 3 Years ELECTION ON THAT PROPOSAL 5. The approval of a non-binding advisory proposal on the frequency of future advisory votes on 0 0 0 named executive officer compensation. FOR AGAINST ABSTAIN 6. Shareholder proposal regarding declassification of the Board of Directors. 0 0 0 Please complete, sign and date on the reverse side and promptly return in the enclosed postage-paid envelope. Abstain 0 638 Hudson FL 11